UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 3, 2026
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MARKEL GROUP INC.
(Exact name of registrant as specified in its charter)
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Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway, Glen Allen, Virginia 23060-6148
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 747-0136
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, no par value	MKL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Retirement of Steven A. Markel as Chairman of the Board; Appointment of Thomas S. Gayner as Chairman of the Board; Appointment of Simon Wilson and Andrew G. Crowley as Co-Presidents

On September 8, 2026, Markel Group Inc. (the Company) issued a press release announcing that Steven A. Markel, the Company's Chairman of the Board of Directors, provided notice to the Company on September 3, 2026, that (i) he will not stand for re-election as a member of the Board at the 2027 Annual Meeting of Shareholders; and (ii) he will retire as Chairman of the Board (Chairman) upon appointment of his successor.

The Company also announced in the press release that the Board appointed, on and effective September 8, 2026:

•Thomas S. Gayner, current Director and Chief Executive Officer of the Company, to the additional role of Chairman, succeeding Mr. Markel.

•Simon Wilson, current Executive Vice President and Chief Executive Officer, Markel Insurance, as Co-President and Chief Executive Officer, Markel Insurance; and

•Andrew G. Crowley, current Executive Vice President and President, Markel Ventures, as Co-President and Chief Executive Officer, Markel Ventures.

A copy of the press release making these announcements is furnished as Exhibit 99.1 to this Form 8-K.

Compensation Changes for Certain Executive Officers

On and effective September 8, 2026, the Compensation Committee of the Board approved increases in base salary for:

•Mr. Gayner, from $1,100,000 to $1,210,000;

•Mr. Wilson, from $897,967 to $1,083,5201; and

•Mr. Crowley, from $530,000 to $700,000.
1 Mr. Wilson is paid in Great British Pounds (GBP). Base salary disclosed for Mr. Wilson in United States Dollars (USD) is based on the conversion rate at September 7, 2026 of 1 GBP to 1.3544 USD.

Item 8.01	Other Events.
The Board established a Leadership Council, consisting of the Chairman and CEO, the Lead Independent Director, and the Co-Presidents, which is designed to facilitate regular coordination among independent Board leadership and senior management, and enhance the Board and management’s review of the Company’s strategy, performance, and capital allocation.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release issued September 8, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKEL GROUP INC.

September 8, 2026	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	Senior Vice President, Chief Legal Officer and Secretary

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